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                                                                  EXHIBIT 10.4

[LOGO OF MERRILL LYNCH APPEARS HERE]               No.9502340701
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                   TERM WCMA(R) LOAN AND SECURITY AGREEMENT

This Term WCMA Loan and Security Agreement ("Loan Agreement") is entered into as of February 23, 1995, between BARBEQUES GALORE, INC., a corporation organized and existing under the laws of the State of California having its principal office at 15041 Bake Parkway, Ste. A, Irvine, CA 92718, Attn: Sydney Selati, Chairman. ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In accordance with that certain Working Capital Management/(R)/ Account Agreement No. 231-07T11 ("WCMA Agreement") between Customer and MLBFS' affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith, Customer has requested that MLBFS make the Term WCMA Loan hereinafter described (the "Loan"); and, subject to the terms and conditions herein set forth, MLBFS has agreed to make the Loan to Customer.

The Loan combines the equivalent of 5 successive one-year term loans, each equal to that portion of the Loan that will be fully amortized in one year, with a line of credit under the WCMA Program ("WCMA Line of Credit") equal to that portion of the Loan that will not be amortized in the ensuing year. Subject to the terms hereof, each year after the initial funding there will be an additional funding on account of the term portion of the Loan, with the proceeds deposited into Customer's WCMA Account concurrently with a corresponding reduction in the maximum WCMA Line of Credit.

This structure provides Customer with substantially the same funding and amortization as a conventional term loan. However, unlike most conventional term loans, it permits both a prepayment in whole or in part at any time without penalty, and, subject to the terms and conditions herein set forth, a re-borrowing on a revolving basis of any such amounts prepaid on account of the WCMA Line of Credit portion of the Loan. The structure therefore enables Customer at its option to use its free cash balances to reduce term loan interest expense without impairing working capital.

Contemporaneously herewith, MLBFS is entering into a WCMA Note, Loan and Security Agreement with Customer for a $500,000.00 line of credit for working capital purposes. All references to the WCMA Line of Credit in this Loan Agreement shall refer only to the WCMA Line of Credit hereunder and not to that under the WCMA Note, Loan and Security Agreement dated as of the date hereof.

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

                            Article I. DEFINITIONS

1.1 Specific Terms. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

(a) "Account Debtor " shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(b) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement which are contemplated hereby or otherwise reasonably required by MLBFS, and relate to this Loan agreement or evidence the creation, guaranty or collateralization of the Obligations or the granting
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or perfection of security interests upon the Collateral or any other collateral for the Obligations, and shall include, without limitation, the Term WCMA Note.

(c) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(d) "Closing Date" shall mean the date upon which all conditions precedent to MLBFS' obligation to make the Loan shall have been met to the satisfaction of MLBFS.

(e) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all books and records (including computer records) in any way related thereto, all proceeds thereof, and the additional collateral described in Section 4.6 (b) hereof.

(f)  "Commitment Expiration Date" shall mean March 23, 1995.

(g) "Commitment Fee" shall mean a fee of $7,500.00 due to MLBFS in connection with this Loan Agreement.

(h) "General Funding Conditions" shall mean each of the following conditions to any loan or advance by MLBFS hereunder: (i) no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing or would result from the making of any WCMA Loan hereunder by MLBFS; (ii) there shall not have occurred any material adverse change in the business or financial condition of Customer or any Guarantor; (iii) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (iv) no other event shall then have occurred and be continuing which shall have reasonably caused MLBFS to in good faith believe that the prospect of payment or performance by Customer or any Guarantor has been materially impaired; (v) MLBFS shall have received this Loan Agreement and all Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS;
(vi) the Commitment Fee shall have been paid in full; (vii) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (viii) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (ix) any additional conditions specified in an Approval Letter or Commitment Letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(i) "Guarantor" shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations; and "Business Guarantor" shall mean any such Guarantor that is a corporation, partnership, proprietorship, limited liability company or other entity regularly engaged in a business activity.

(j)  "Interest Rate" shall mean a fluctuating per annum rate equal to the sum of
(i) 2.70%, and (ii) the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold though dealers by major corporations (the "30-Day Commercial Paper Rate"). The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-Day Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(k)  "Loan Amount" shall mean $1,500,000.00.

(l) "Loan Purpose" shall mean the purpose for which the proceeds of the Loan will be used; to wit: to refinance existing debt owed to The Galore Group Limited and to provide financing for expansion purposes,

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including, without limitation, expansion of Customer's commercial division and for purchase of inventory, fixtures, equipment, leasehold improvements, and lease acquisition costs for company owned and franchised stores, and as working capital for Customer.

(m) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(n) "Maximum WCMA Line of Credit" shall mean the maximum aggregate line of credit which MLBFS will extend to Customer subject to the terms and conditions hereof, as the same shall be reduced from time to time in accordance with the terms hereof.

(o) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, include all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement and the Term WCMA Note.

(p) "Permitted Liens" shall mean (i) liens for current taxes not delinquent and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, liens for taxes being contested in good faith by appropriate proceedings; (ii) liens arising in the ordinary course of business for sums not due; (iii) liens in favor of MLBFS; (iv) liens which will be discharged with the proceeds of the Loan; (v) and those liens set forth on
Schedule 1 attached hereto; and (vi) any other liens expressly permitted in writing by MLBFS.

(q) "Term WCMA Note" shall mean and refer to the Term WCMA Note executed by Customer and dated as of the date hereof which incorporates both a WCMA Note evidencing amounts owing on account of the WCMA Line of Credit portion of the Loan, and a Term Note evidencing amounts owing on account of the term portion of the Loan.

(r) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as WCMA Account No. 231-07T11.

(s) "WCMA Loan" shall mean each advance made by MLBFS pursuant to the WCMA Line of Credit.

(t) "WCMA Loan Balance" shall mean an amount equal to the aggregate unpaid principal balance of all WCMA Loans.

1.2 Other Terms. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement shall have the meaning set forth in the WCMA Agreement.

                             Article II. THE LOAN

2.1 Commitment. Subject to the terms and conditions hereof, MLBFS hereby agrees to make the Loan to Customer, and Customer hereby agrees to borrow the Loan from MLBFS. Unless otherwise hereafter agreed by MLBFS, the entire proceeds of the Loan will be disbursed either directly to the applicable third party or parties on account of the Loan Purpose or to reimburse Customer for amounts directly expended by it; all as directed by Consumer in a Closing Certificate to be executed and delivered to MLBFS prior to the date of funding.

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2.2 Operation of Loan.

(a) Term WCMA Note. The Loan will be evidenced by and shall be repayable in accordance with the terms of the Term WCMA Note and this Loan Agreement. The Term WCMA Note combines two promissory notes, one evidencing the term portion of the Loan (the "Term Note") and the other evidencing the WCMA Line of Credit portion of the Loan (the "WCMA Note"). The balance owing by Customer on account of the Loan at any time shall be an amount equal to the sum of the then outstanding balances under the WCMA Note and the Term Note included in the Term WCMA Note. The Term WCMA Note is hereby incorporated as a part hereof.

(b) Term Note Principal. The principal balance owing under the Term Note at any time shall be an amount equal to the difference between (i) the Loan Amount less the aggregate principal paid by Customer on account of the Term Note; and (ii) the WCMA Line of Credit. So long as there shall be any moneys owing by Customer to MLBFS hereunder or there shall be a WCMA Line of Credit, no reduction in the unpaid principal balance of the Term Note to zero shall be deemed a payment of the Term Note in full or an extinguishment of any of the obligations of Customer thereunder or hereunder.

(c) Term Note Funding. Subject to the terms hereof, the Term Note will be funded by MLBFS in 5 annual installments, each equal to 1/5th of the Loan Amount. The first 1/5th installment funded by MLBFS will be funded on the Closing Date and applied on account of the Loan Purpose, as aforesaid. Subsequent installments will be funded on a date chosen by MLBFS in its sole discretion which will be on or within two weeks before or after each subsequent anniversary of the last day of the calendar month in which the Closing Date occurs (each, a "Subsequent Funding Date"). Each Term Note funding after the first shall be deposited into Customers WCMA Account.

(d) Activation of WCMA Line. On the Closing Date, MLBFS will activate and make available as an integral part of the Loan a WCMA Line of Credit equal to 4/5ths of the Loan Amount, all of which will be immediately disbursed on account of the Loan Purpose as part of the Loan in accordance with the directions of Customer set forth in the Closing Certificate, as aforesaid.

(e) Subsequent Fundings. On the first Subsequent Funding Date, concurrently with MLBFS' funding of the second installment of the debt evidenced by the Term
Note into the WCMA Account, the WCMA Line of Credit will be reduced to an amount equal to 3/5ths of the Loan Amount. On the second Subsequent Funding Date, the WCMA Line of Credit will be reduced to an amount equal to 2/5ths of the Loan Amount; and on the third Subsequent Funding Date the WCMA Line of Credit will be reduced to an amount equal to 1/5th of the Loan Amount.

(f) Final WCMA Maturity Date. On the fourth Subsequent Funding Date (the "WCMA Maturity Date"), the WCMA Line of Credit will be terminated and the WCMA Account, at the option of Customer, will either be converted to a WCMA Cash Account (subject to any requirements of MLPF&S) or terminated.

2.3 Conditions of MLBFS' Obligation. The Closing Date and MLBFS' obligation to make the Loan on the Closing Date are subject to the prior fulfillment of each of the following conditions; (a) MLBFS shall have received a written request from Customer that the Loan be funded in accordance with the terms hereof, together with a written direction from Customer as to the method of payment and payee(s) of the proceeds of the Loan, which request and direction shall have been received by MLBFS not less than two Business Days prior to any requested funding date; (b) MLBFS shall have received a copy of invoices, bills of sale, payoff letters or other applicable evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy the Loan Purpose; (c) the Commitment Expiration Date shall not then have occurred; Purpose; (c) the Commitment Expiration Date shall not then have occurred; and (d) each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS.

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2.4  Conditions of Subsequent Fundings; Termination.

(a) Conditions of Subsequent Fundings. The obligation of MLBFS to fund installments of the term portion of the Loan on any Subsequent Funding Date shall be subject to each of the conditions specified in Section 2.3 hereof being met at such date, and the further condition that all payments due under the Term Note on or prior to any Subsequent Funding Date shall have been paid in full; provided, however, that notwithstanding the failure of any such conditions to have been met, MLBFS may in its sole discretion fund such installment and/or any other installments, and no such funding shall constitute a waiver by MLBFS of any of its rights hereunder or under any of the Additional Agreements. Without limiting the foregoing, it is understood that no funding by MLBFS of any sum hereunder while an Event of Default shall have occurred and is continuing shall under any circumstances be deemed a waiver by MLBFS of such Event of Default, or a waiver of any of MLBFS' rights hereunder.


2.5 Commitment Fee. In consideration of the agreement by MLBFS to extend the Loan to Customer in accordance with and subject to the terms hereof, Customer has paid or shall, on or before the Closing Date pay, the Commitment Fee to MLBFS. The Commitment Fee shall not be refundable under any circumstances.

2.6 Acknowledgments of Customer. Customer acknowledges, covenants and agrees that:

(a) Payment of WCMA Interest; Additional Deposits. Under the terms of this Loan Agreement, interest accrued on amounts outstanding on the Term WCMA Line of Credit each month will, subject to the terms hereof, ordinarily be paid from the proceeds of a borrowing of an additional sum under the Term WCMA Line of Credit. Since substantially the entire Term WCMA Line of Credit may be drawn on the Closing Date, Customer agrees that it will, without demand, invoicing or the request of MLBFS, from time to time make sufficient deposits into the WCMA Account in order to assure that the Maximum WCMA Line of Credit is not exceeded. Installments of principal and interest under the Term Note shall be paid directly to MLBFS in accordance with the terms of the Term Note.

(b) Additional Interest Charges. SUBJECT TO THE TERMS HEREOF, ON EACH SUBSEQUENT FUNDING DATE MLBFS WILL DEPOSIT THE AMOUNT FUNDED INTO THE WCMA ACCOUNT. DUE TO POSSIBLE DELAYS IN POSTING AS WELL AS CERTAIN DELAYS IN RECOGNITION OF DEPOSITS INHERENT IN THE WCMA PROGRAM, CUSTOMER WILL NOT RECEIVE CREDIT FOR THE AMOUNT DEPOSITED FOR UP TO SEVERAL DAYS THEREAFTER, RESULTING IN AN INTEREST CHARGE FOR THAT PERIOD OF TIME ACCRUING AND CHARGED IN THE WCMA ACCOUNT. ON THE OTHER HAND, BECAUSE MLBFS BORROWS ALL OR SUBSTANTIALLY ALL OF THE FUNDS THAT IT LENDS ON THE DATE OF FUNDING, IT MUST CHARGE INTEREST ON THE AMOUNT FUNDED ON EACH SUBSEQUENT FUNDING DATE FROM THE DATE OF ITS DEPOSIT INTO THE WCMA ACCOUNT, WHETHER OR NOT SUCH DEPOSIT IS IMMEDIATELY RECOGNIZED. THE TIMING DIFFERENCES BETWEEN THE DATE OF DEPOSIT AND DATE OF RECOGNITION OF THE DEPOSIT IN THE WCMA ACCOUNT WILL THEREFORE RESULT IN EXTRA INTEREST CHARGES TO CUSTOMER, WHICH CUSTOMER ACKNOWLEDGES ARE AN ADDITIONAL COST OF THE LOAN AND HEREBY UNCONDITIONALLY AGREES TO PAY.

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                     Article III. THE WCMA LINE OF CREDIT

3.1  WCMA Note.

All amounts owing under the WCMA Line of Credit shall be deemed owing under and evidenced by the WCMA Note included in the Term WCMA Note.

3.2  WCMA Loans.

(a)  Loan Commitment and Requests. Subject to the terms and conditions hereof;
(i) on the Closing Date, MLBFS will make a WCMA Loan to Customer in an amount equal to the Maximum WCMA Line of Credit, the entire proceeds of which will be disbursed on account of the Loan Purpose, as aforesaid; and (ii) during the period from and after the Closing Date to the WCMA Maturity Date; (x) Customer may repay said WCMA Loan and any other WCMA Loans in whole or in part at any time without premium or penalty, and request a re-borrowing of amounts repaid on a revolving basis, and (y) MLBFS will make such additional WCMA Loans as Customer may from time to time request in accordance with the terms hereof, provided that, without limiting any of the other conditions hereof, the making of any such WCMA Loan shall not cause the WCMA Loan Balance to exceed the Maximum WCMA Line of Credit. Customer may request WCMA Loans by use of WCMA Checks, FTS, Visa(R) charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(b) Conditions of WCMA Loans. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of Customers request; (i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) an event shall have occurred and is continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Event of Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(c) Force Majeure. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

(d) Interest. The WCMA Loan Balance shall bear interest at the Interest Rate. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Notwithstanding any other provision in this Loan Agreement or any Additional Agreements to the contrary, in no event shall the Interest Rate exceed the highest rate permissible under any applicable law. In the event that any court having jurisdiction determines that MLBFS has received excess interest hereunder, MLBFS will promptly refund such excess interest to Customer, without charge or penalty. Except as otherwise provided herein, accrued and unpaid interest on the WCMA Loan Balance shall be payable monthly on the last Business Day of the calendar month in which the Closing Date shall occur. Customer hereby irrevocably authorizes and directs MLPF&S to pay MLBFS such accrued interest from any available free credit balances in the WCMA Account, and if such available free credit

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balances are insufficient to satisfy any interest payment due, to liquidate any investments in the Money Accounts (other than any investments constituting any Minimum Money Accounts Balance) in an amount up to the balance of such accrued interest, and pay to MLBFS the available proceeds on account thereof. If available free credit balances in the WCMA Account and available proceeds of the Money Accounts are insufficient to pay the entire balance of accrued interest, and Customer otherwise fails to make such payment when due, MLBFS may, in its sole discretion, make a WCMA Loan in an amount equal to the balance of such accrued interest and pay the proceeds of such WCMA Loan to itself on account of such interest. The amount of any such WCMA Loan will be added to the WCMA Loan Balance. If MLBFS declines to extend a WCMA Loan to Customer under these circumstances, Customer hereby authorizes and directs MLPF&S to make all such interest payments to MLBFS from any Minimum Money Accounts Balance. If there is no Minimum Money Accounts Balance, or it is insufficient to pay all such interest, MLBFS will invoice Customer for payment of the balance of the accrued interest, and Customer shall pay such interest as directed by MLBFS within 5 Business Days of receipt of such invoice.

(e) Payments. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customer's WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the Loan and WCMA Line of Credit are subject to final collection.

(f) Exceeding the Maximum WCMA Line of Credit. In the event that the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit, Customer shall within 1 Business Day of the first to occur of (i) any request or demand of MLBFS, or (ii) receipt by Customer of a statement from MLPF&S showing a WCMA Loan Balance in excess of the WCMA Line of Credit, deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit.

(g) Statements. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

                        Article IV. GENERAL PROVISIONS

4.1  Representations and Warranties.

Customer represents and warrants to MLBFS that:

(a) Due Organization, etc. Customer is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and if any Guarantor is a corporation, partnership or limited liability company, such Guarantor is, duly organized, validly existing and in good standing under the laws of the State of its incorporation or formation.

(b) Execution, Delivery and performance. The execution, delivery and performance by Customer of this Loan Agreement and the Term WCMA Note and by Consumer and each Guarantor of such of the other

                                      -7-
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Additional Agreements to which it is a party; (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it is bound.

(c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement, the Term WCMA Note and the other Additional Agreements to which it is a party.

(d) Enforceability. This Loan Agreement, the Term WCMA Note and such of the other Additional Agreements to which it is a party are the legal, valid and binding obligations of Customer or the Guarantors, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principals of equity.

(e) Collateral. Except for Permitted Liens; (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest other than the liens and security interests of MLBFS, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f) Financial Statements. Except as expressly set forth in Customers or any Business Guarantors financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present, the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct and fairly represent such Guarantors financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(g) Litigation. No litigation, arbitration, administrative or governmental proceedings are pending or threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the financial condition of Customer or any such Guarantor or the continued operations of Customer or any Business Guarantor.

(h) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor).

(i) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

Each of the foregoing representations and warranties are continuing and shall be deemed remade by Customer on the Closing Date, on each Subsequent Funding Date and concurrently with each request for a WCMA Loan.

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4.2 Financial and Other Information.

Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(a) Annual Financial Statements. Within 120 days after the close of each fiscal year of Customer, The Galore Group (U.S.A.), Inc. and The Galore Group Limited, Customer shall furnish or cause to be furnished to MLBFS a copy of the annual audited financial statements of Customer, The Galore Group (U.S.A.), Inc. and The Galore Group Limited consisting of at least a balance sheet as at the close of such fiscal year and related statements of income, retained earnings and cash flows, certified by its current independent certified public accountants or other independent certified public accountants reasonably acceptable to MLBFS or, in the case of The Galore Group, Limited, a nationally recognized, Australian independent certified public accounting firm.

(b) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer, Customer shall furnish or cause to be furnished to MLBFS:
(i) a statement of profit and loss for the fiscal quarter then ended, and (ii) a balance sheet as at the close of such fiscal quarter, all in reasonable detail and certified by its chief financial officer. Within 45 days after the close of each fiscal semi-annual period of Customer, Customer shall furnish or cause to be furnished to MLBFS, a statement of profit and loss for the fiscal semi-annual period then ended for each Customer-owned retail location.

(c) Aging of Accounts and Inventory Reports. Within 20 days after the close of each fiscal month of Customer, Customer shall furnish or cause to be furnished to MLBFS an aging of its Accounts and any Chattel Paper and an Inventory report, certified by its chief financial officer.

(d) Other Information. Customer shall furnish or cause to be furnished to MLBFS such other information as MLBFS may from time to time reasonably request relating to Customer, any Guarantor or the Collateral.

Customer acknowledges that (i) timely receipt of all such information is critical to the ability of MLBFS to prudently extend and monitor the Loan, and
(ii) the failure to provide any such information within the time required will constitute a material breach by Customer of this Loan Agreement.

4.3 Other Covenants. Customer further covenants and agrees during the term of this Loan Agreement that:

(a) Financial Records; Inspection. Customer and each Business Guarantor will:
(i) maintain complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS, upon reasonable notice and at reasonable times, to inspect its properties (both real or personal), operations, books and records.

(b) Taxes. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer or any Business Guarantor.

(c) Compliance With Laws. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, or any judgment or order of any court or governmental agency or authority if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor.

(d) Use of Loan Proceeds; Securities Transactions. The proceeds of the Loan (including the initial WCMA Loan) shall be used by Customer solely for the Loan Purpose, or, with the prior written consent of

MLBFS, for other lawful business purposes of Customer not prohibited hereby. The proceeds of each WCMA Loan other than the initial WCMA Loan shall be used by Customer solely for working capital in the ordinary course of Customers business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will the Loan or funds borrowed from MLBFS through WCMA Line of Credit be used; (i) for personal, family or household purposes of any person whatsoever, (ii) to purchase, carry or trade in securities, including shares of the Money Accounts, or (iii) to repay debt incurred to purchase, carry or trade in securities; nor will any such funds be remitted, directly or indirectly, to MLPF&S or any other broker or dealer in securities, by WCMA Check, check, FTS, wire transfer, or otherwise.

(e) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld; (i) neither Customer nor any Business Guarantor will be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets or stock of, or any material partnership or joint venture interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets if any such action causes a material change in its control or principal business, or a material adverse change in its financial condition or operations; (ii) Customer and each Business Guarantor that is a corporation, partnership or limited liability company will preserve its existence and good standing in the jurisdictions of establishment and operation, and will not operate in any material business other than a business substantially the same as its business as of the date of application by Customer for credit from MLBFS; and (iii) neither Customer nor any Business Guarantor will cause or permit any material change in its controlling ownership, controlling senior management or, except upon not less than 30 days prior written notice to MLBFS, its name or principal place of business.

(f) Tangible Net Worth. Beginning March 31, 1995, the "tangible net worth" of Customer, consisting of net worth as shown on Customers regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and
(ii) any amounts now or hereafter directly or indirectly owing to Customer by officers, shareholders or affiliates of Customer, shall at all times exceed $2,500,000.00.

(g) Debt to Worth. The ratio of Customers total debt to Customers tangible net worth, determined as aforesaid, shall not at any time exceed 2 to 1.

(h) Minimum Cash Flow. The "Net Cash Flow" of Customer as of the end of each of its fiscal years shall not be less than $400,000.00. As used herein, "Net Cash Flow" shall mean the sum of Customers annual net after-tax income, depreciation and any non-recurring expenses, less any non-recurring income and the current portion of long-term debt due to parties other than MLBFS; all as shown on Customers regular financial statements prepared in a manner consistent with the terms hereof.

(i) Distributions and Transfers. Customer shall not without the prior written consent of MLBFS directly or indirectly pay any cash dividends or other distributions on account of its stock, lend any moneys to, or transfer any assets or property, in excess of $250,000.00, to The Galore Group (U.S.A.), Inc., Pool Patio 'N Things, Inc. or The Galore Group Limited (other than arms length transfers for fair consideration in the ordinary course of business).

(j) Additional Debt Guaranties. Except upon the prior written consent of MLBFS, Customer shall not directly or indirectly guaranty any additional debt of The Galore Group (U.S.A.), Inc. or Pool Patio 'N Things, Inc., except for debt of such entities existing as of the date of and reflected on the last financial statements of each submitted to MLBFS. Customer shall not directly or indirectly guaranty any additional debt of The Galore Group Limited in excess of the 29 million Australian dollars of debt currently in force for said entity.

(k) Note Receivable from The Galore Group (U.S.A.), Inc. Except upon the prior written consent of MLBFS, Customer shall not directly or indirectly permit to exist any debt of The Galore Group (U.S.A.), Inc. to Customer exceeding $1,500,000.00, beginning March 31, 1995.

4.4 Collateral

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired, except for any Permitted Liens. Customer shall further perform any and all acts reasonably requested by MLBFS to establish, perfect, maintain and continue MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements and any and all other instruments and documents when and as reasonably requested by MLBFS, and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customers said obligations.

(d) Sales and Collections. So long as no Event of Default shall have occurred and is continuing, Customer may in the ordinary course of its business: (i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption. (iii) sell or dispose of any Fixtures or Equipment so long as same is replaced by Fixtures or Equipment of comparable value, and (iv) collect all of its Accounts. Customer shall take such action with respect to protection of the Inventory and the other Collateral and the collection of the Accounts as MLBFS may from time to time reasonably request.

(e) Account Schedules. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to the premises where any Collateral is or may be located, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g) Location. Except for movements required in the ordinary course of Customer's business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer and each Business Guarantor shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i) Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $75,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customers option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or prepay the Loan by an amount equal to the actual cash value of such Collateral as determined by either the insurance company's payment (plus any applicable deductible) or, in absence of insurance payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or prepayment, as aforesaid, an Event of Default shall occur hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or prepay the Loan, as aforesaid. Any prepayment of the Loan pursuant to this Section shall be applied first to installments on account of the then "Term Note Balance" (as defined in the Term WCMA Note) in inverse order of maturity; with any prepayment in excess of the then Term Note Balance applied on account of the WCMA Note concurrently with:
(i) a like permanent reduction in the WCMA Line of Credit, and (ii) a like reduction in the obligation of MLBFS to fund future installments on account of the Term Note in inverse order of funding. No amount prepaid pursuant to this Section may be re-borrowed by Customer.

(j) Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $75,000.00 or more of the Collateral.

(k) Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

4.5  Events of Default.

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Failure to Pay. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any amount owing or required to be deposited by Customer under this Loan Agreement or the Term WCMA Note, and such failure shall continue for more than 5 Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) Failure to Perform. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements (not constituting an Event of Default under any other clause of this Paragraph) and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) Breach of Warranty. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(d) Default Under Other Agreement. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) Bankruptcy, Etc. A proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed by Customer or any Guarantor, or any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within 60 days after filing, or Customer or any Guarantor shall make an assignment for the benefit of creditors, or Customer or any Guarantor shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due.

(f) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Customer or any Guarantor has been materially impaired.

(g) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $1,000,000 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

(h) Seizure or Abuse of Collateral. The Collateral. or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

4.6  Remedies.

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate its obligation to make the Loan (if any portion of the Loan has not then been funded), or fund any further amount on account of the Term WCMA Note, or make or continue to make the WCMA Line of Credit available to Customer, or otherwise extend any credit to or for the benefit of Customer; and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest on the Term Note and WCMA Note included in the Term WCMA Note, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

(iii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies

(iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and the Guarantors remaining jointly and severally liable for any amount remaining unpaid after such application.

(vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any item of payment on or proceeds of the Collateral.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, the WCMA Account and any Money Accounts, and all cash and securities therein or controlled thereby, and all proceeds thereof. Customer hereby grants to MLBFS a security interest in all such property as additional Collateral.

(c) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Term WCMA Note, the other Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(d) Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

4.7  Miscellaneous.

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any amendment, modification, supplement, termination or waiver of any provision of this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements and any consent to any departure by Customer from the terms thereof shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer and each Guarantor hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer or any Guarantor.

(c) Communications. All notices and other communications required or permitted hereunder or in connection with any of the Additional Agreements shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Costs, Expenses and Taxes. Customer shall upon demand pay or reimburse MLBFS for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Loan Agreement or any of the Additional Agreements or the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer, do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations.

(f) Late Charges. Any payment required to be made by Customer pursuant to this Loan Agreement or any of the Additional Agreements not paid within 5 Business Days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charges shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest with respect to the WCMA Line of Credit.

(g) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement, or to confirm unto MLBFS its rights, powers and remedies under this Loan Agreement, the Term WCMA Note and the other Additional Agreements.

(h) Binding Effect. This Loan Agreement, the Term WCMA Note and the other Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements.

(i) Headings. Captions and section and paragraph headings in this Loan Agreement and the Additional Agreements are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) Governing Law. This Loan Agreement, the Term WCMA Note and, unless otherwise expressly provided therein, each of the other Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) Severability of Provisions. Whenever possible, each provision of this Loan Agreement, the Term WCMA Note and the other Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement, the Term WCMA Note or any of the other Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement, the Term WCMA Note and the other Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) Term. This Loan Agreement shall become effective on the date accepted by MLBFS at its offices in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be obligated to make the Loan, or, after the Closing Date, there shall be any moneys outstanding under the Term Note or WCMA Note included in the Term WCMA Note or under this Loan Agreement, or there shall be any other Obligations outstanding.

(m) Integration. THIS LOAN AGREEMENT, TOGETHER WITH THE TERM WCMA NOTE AND THE OTHER ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. Without limiting the foregoing, Customer acknowledges that: (i) no promise or commitment has been made to it by MLBFS, MLPF&S or any of their respective employees, agents or representatives to make the Loan on any terms other than as expressly set forth herein and in the Term WCMA Note, or to make any other loan or otherwise extend any other credit to Customer or any other party; and (ii) except as otherwise expressly provided herein, this Loan Agreement supersedes and replaces any and all proposals, letters of intent and approval and commitment letters from MLBFS to Customer, non of which shall be considered an Additional Agreement.

(n) Jurisdiction; Waiver. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE

DISCRETION, TO ENFORCE THIS LOAN AGREEMENT, THE TERM WCMA NOTE AND THE
OTHER ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN, THIS LOAN AGREEMENT, THE TERM WCMA NOTE, ANY OTHER ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.


BARBEQUES GALORE, INC.


By: /s/ Sydney Selati                       /s/ Kevin Ralphs
    -----------------------------------------------------------------------
                  Signature (1)             Signature (2)


     Sydney Selati                           Kevin Ralphs
    -----------------------------------------------------------------------
                 Printed Name               Printed Name

     Chairman                                Chief Financial Officer
    -----------------------------------------------------------------------
                 Title                      Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.

By: /s/ B. Jensen, AVP
   -----------------------------

                                   EXHIBIT A
ATTACHED TO AND HEREBY MADE A PART OF TERM WCMA LOAN AND SECURITY AGREEMENT NO. 9502340701 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND BARBEQUES GALORE, INC.
--------------------------------------------------------------------------------



Locations of Tangible Collateral:


15041 Bake Parkway, Ste. A, Irvine, CA 92718
2246 Sunrise Blvd., Ste. 7, Rancho Cordova, CA 95670
11073 W. Pico Blvd., Los Angeles, CA 90064
ll24 Sunset Rd., Henderson, NV 89015
6412 Tupelo Drive, Citrus Heights, CA 95621
18255 Hawthorne Blvd., Torrance, CA 90503
7450 Clairemont Mesa Blvd., San Diego, CA 92111
1286 B Auto Parkway, Escondido, CA 92025
311 E. Camelback Rd., Phoenix, AZ 85012
201 N. Central Ave., Glendale, CA 91203
9010 E. Indian Bend, Ste. 2, Scottsdale, AZ 85250
18922 Ventura Blvd., Tarzana, CA 91356
14040 E. Firestone Blvd., Santa Fe Springs, CA 90670
324 S. Mountain Ave., Upland, CA 91786
10495 Magnolia Ave., Riverside, CA 92505
2580 S. Decatur Blvd., Las Vegas, NV 89102
7307 Roseville Rd., Ste. 10, Sacramento, CA 95842
c/o Tropitone, 5 Marconi Dr., Irvine, CA 52798

                                  SCHEDULE 1
================================================================================
C O V E R
                                                                             FAX
                                   BARBEQUES GALORE, 15041 BAKE PARKWAY, SUITE A
                        IRVINE CA 92718 PHONE (714) 581-1753, FAX (714) 581-4822
S H E E T
================================================================================
To:         Larry Sherman

Fax #:      619-231-8770

Subject:    Leased and Other Secured Assets

Date:       March 9, 1995

Pages:      5, including this cover sheet.


COMMENTS:

Dear Larry,

1.       Listed below are the assets that we have on lease:

         Asset                     Lessor                      Termination Date
         -----                     ------                      ----------------
         El Dorado Cadillac        GMAC                               4/96
         Nissan 240SX              Nissan Motor Acceptance            7/96
         Canon NP2120 Copier       Canon                              4/96
         Canon Fax L700            Canon                              4/96
         1994 Isuzu Rodeo          GE Capital                         5/98
         1994 Ford Cargo Van       Ford Motor Credit                  7/97
         1994 Ford Cargo Van       Ford Motor Credit                  7/97
         1995 Ford Cargo Van       Ford Motor Credit                 10/97
         1995 Ford Cargo Van       Ford Motor Credit                 10/97
         1995 Ford Cargo Van       Ford Motor Credit                  3/98

None of the above leases are capitalized in our books.

2. We have purchased a Clark TM15 forklift truck through Clark Credit Corporation. The original purchase price was $21,208.00. This loan will be paid off by July 1995.

3. The attached Exhibit A is a listing by location of all of the computer equipment financed by Warrior Bank and covered by a UCC filing in favor of that bank. The invoiced value of these assets was $73,513.64. This loan will be paid off by August 1997.

Regards,

/s/ Kevin J. Ralphs

Kevin J. Ralphs

                                   EXHIBIT A
                                   ---------
                                  PAGE 1 of 4
                                  -----------

Location:  2246 Sunrise Blvd. Suite 7
---------  Rancho Cordova, Ca.  95670


Quantity   Item                                   Serial #
--------   ----                                   --------
1          IBM Value Point 386SX/20               23DC168
1          Mono Monitor VGA                       9411612B
1          2400 Baud Modem                        931223
1          American Power 250 UPS                 931223
1          Okidata                                931223
1          Star SP312 Roll Printer RKP-300        450130401236
1          Aim Cash Drawer
1          PC Anywhere Software Package
1          Remote System - Infocorp
1          SW Purchase Order Control - Infocorp
1          Cable IBM Printer
1          Hard Disk Controller W/I/O Port
--------------------------------------------------------------------------------
Location:  1700 East Ventura Blvd, Suite D
---------  Oxnard, California 93030


Quantity   Item                                   Serial #
--------   ----                                   --------
1          IBM Value Point 386SX/20               23BV692
1          Mono Monitor VGA                       12112092
1          2400 Baud Modem                        301C0906904
1          American Power 250 UPS                 301C0906904
1          Okidata 320 Printer                    301C0906904
1          Star SP312 Roll Printer RKP-300        450130100995
1          Aim Cash Drawer
1          PC Anywhere Software Host
1          Remote System - Infocorp
1          SW Purchase Order Control - Infocorp
1          Cable IBM Printer
1          Hard Disk Controller W/I/O Port
--------------------------------------------------------------------------------
Location:  14040 E. Firestone Blvd.
---------  Santa Fe Springs, Ca. 90670

Quantity   Item                                   Serial #
--------   ----                                   --------
1          IBM Value Point 486                    23PVR43
1          Mono Monitor VGA                       23112160
1          2400 Baud Modem                        960551
1          American Power 250 UPS                 960551
1          Okidata 320 Printer                    960551
1          Star SP312 Roll Printer                450130000535
1          M-S Cash Drawer
1          PC Anywhere Software
1          Remote software/POS
1          Purchase Order Management - Infocorp
2          Cable IBM Printer
1          Hard Disk Controller
--------------------------------------------------------------------------------

BARBEQUES GALORE INC.

BY:/s/ [SIGNATURE APPEARS HERE]
   -----------------------------
ITS:   C.F.O.
    ----------------------------

[LOGO OF MERRILL LYNCH APPEARS HERE]                               No. 231-07T10
--------------------------------------------------------------------------------

                   WCMA(R) NOTE, LOAN AND SECURITY AGREEMENT

WCMA Note, Loan and Security Agreement ("Loan Agreement") dated as of February 23, 1995, between BARBECUES GALORE, INC., a corporation organized and existing under the laws of the State of California having its principal office at 15041 Bake Parkway, Ste. A, Irvine, CA 92718, Attn: Sydney Selati, Chairman, ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In accordance with that certain Working Capital Management(R) Account Agreement No. 231-07T10 ("WCMA Agreement") between Customer and MLBFS' affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith and as part of the WCMA Program, Customer has requested that MLBFS provide, and subject to the terms and conditions herein set forth MLBFS has agreed to provide, a commercial line of credit for Customer (the "WCMA Line of Credit").

Contemporaneously herewith, MLBFS is entering into a Term WCMA Loan and Security Agreement with Customer for an aggregate amount of $1,500,000.00. All references to the WCMA Line of Credit in this Loan Agreement shall refer only to the WCMA Line of Credit hereunder and not to that under the Term WCMA Loan and Security Agreement dated as of the date hereof.

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

1. DEFINITIONS

(a) Specific Terms. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

(i) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(ii) "Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S' computer system as part of the WCMA Program.

(iii) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement which are contemplated hereby or otherwise reasonably required by MLBFS, and relate to this Loan Agreement or evidence the creation, guaranty or collateralization of the Obligations or the granting or perfection of security interests upon the Collateral or any other collateral for the Obligations.

(iv) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(v) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all books and records (including computer records) in any way related thereto, all proceeds thereof, and the additional collateral described in Section 9 (b) hereof.

(vi) "Commitment Expiration Date" shall mean March 23,1995.

(vii) "General Funding Conditions" shall mean each of the following conditions to any WCMA Loan by MLBFS hereunder; (A) no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing or would result from the making of any WCMA Loan hereunder by MLBFS; (B) there shall not have occurred any material adverse change in the business or financial condition of Customer or any Guarantor; (C) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (D) no other event shall then have occurred and be continuing which shall have reasonably caused MLBFS to in good faith believe that the prospect of payment or performance by Customer or any Guarantor has been materially impaired; (E) MLBFS shall have received this Loan Agreement and all Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS;
(F) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (G) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (H) any additional conditions specified in an Approval Letter or Commitment Letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(viii) "Guarantor' shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations; and "Business Guarantor" shall mean any such Guarantor that is a corporation, partnership, proprietorship, limited liability company or other entity regularly engaged in a business activity.

(ix) "Interest Rate" shall mean a fluctuating per annum rate of interest equal to the sum of 2.65% and the 30-Day Commercial Paper Rate. The "30-Day Commercial Paper Rate" shall mean, as of the date of any determination, the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-Day high-grade unsecured notes sold though dealers by major corporations. The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-Day Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(x) "Line Fee" shall mean a fee of $2,500.00 due to MLBFS in connection with the WCMA Line of Credit for the period prior to the current Maturity Date.

(xi) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(xii) "Maturity Date" shall mean March 31,1996, or such later date as may be consented to in writing by MLBFS.

(xiii) "Maximum WCMA Line of Credit" shall mean an amount equal to the lesser of
(A) the sum of (i) 70% of Customer's Non-Government Accounts and Chattel Paper (excluding Accounts over 90 days old, Chattel Paper with installments or other sums more than 90 days past due, and Accounts and Chattel Paper directly or indirectly due from any shareholder, officer or employee of Customer or any affiliated entity) and (ii) 50% of Customer's Inventory, all as shown on Customers regular books and records, less the aggregate of (x) then outstanding balance of principal and interest under the Term WCMA Note made by Customer and payable to MLBFS and (y) the remaining availability under the WCMA Line of Credit portion of the Term WCMA facility, or (B) $500,000.00.

(xiv) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, include all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement.

(xv) "Permitted Liens" shall mean (A) liens for current taxes not delinquent and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, liens for taxes being contested in good faith by appropriate proceedings; (B) liens arising in the ordinary course of business for sums not due; (C) liens in favor of MLBFS; (D) liens which will be discharged with the proceeds of the initial WCMA Loan; (E) those liens set forth on Schedule 1, attached hereto; and (F) any other liens expressly permitted in writing by MLBFS.

(xvi) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as Account No. 231-07T10.

(xvii) "WCMA Loan" shall mean each advance made by MLBFS pursuant to this Loan Agreement.

(b) Other Terms. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement shall have the meaning set forth in the WCMA Agreement.


2. WCMA PROMISSORY NOTE

FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the Maturity Date, the aggregate unpaid principal amount of all WCMA Loans (the "WCMA Loan Balance"); (b) interest at the Interest Rate on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full; and (c) on demand, all other sums payable pursuant to this Loan Agreement, including, but not limited to, the Line Fee and any late charges. Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Promissory Note and this Loan Agreement.

3. WCMA LOANS

(a) Activation Date. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program shall then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS. No activation by MLBFS of the WCMA Line of Credit for a nominal amount shall be deemed evidence of the satisfaction of any of the conditions herein set forth, or a waiver of any of the terms or conditions hereof.

(b) WCMA Loans. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the Maturity Date: (i) MLBFS will make WCMA Loans to Customer in such amounts as Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time without premium or penalty, and request a re-borrowing of amounts repaid on a revolving basis, provided that the aggregate amount outstanding at any time shall not exceed the Maximum WCMA Line of Credit. Customer may request WCMA Loans by use of WCMA Checks, FTS, Visa(R) charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c) Conditions of WCMA Loans. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of Customer's request: (i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or
(ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) an event shall have occurred and is continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Event of Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d) Force Majeure. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

(e) Interest. The WCMA Loan Balance shall bear interest at the Interest Rate. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Notwithstanding any other provision in this Loan Agreement or any Additional Agreements to the contrary, in no event shall the Interest Rate exceed the highest rate permissible under any applicable law. In the event that any court having jurisdiction determines that MLBFS has received excess interest hereunder, MLBFS will promptly refund such excess interest to Customer, without charge or penalty. Except as otherwise provided herein, accrued and unpaid interest on the WCMA Loan Balance shall be payable monthly on the last Business Day of each calendar month, commencing with the last Business Day of the calendar month in which the Activation Date shall occur. Customer hereby irrevocably authorizes and directs MLPF&S to pay MLBFS such accrued interest from any available free credit balances in the WCMA Account, and if such available free credit balances are insufficient to satisfy any interest payment due, to liquidate any investments in the Money Accounts (other than any investments constituting any Minimum Money Accounts Balance) in an amount up to the balance of such accrued interest, and pay to MLBFS the available proceeds on account thereof. If available free credit balances in the WCMA Account and available proceeds of the Money Accounts are insufficient to pay the entire balance of accrued interest, and Customer otherwise fails to make such payment when due, MLBFS may, in its sole discretion, make a WCMA Loan in an amount equal to the balance of such accrued interest and pay the proceeds of such WCMA Loan to itself on account of such interest. The amount of any such WCMA Loan will be added to the WCMA Loan Balance. If MLBFS declines to extend a WCMA Loan to Customer under these circumstances, Customer hereby authorizes and directs MLPF&S to make all such interest payments to MLBFS from any Minimum Money Accounts Balance. If there is no Minimum Money Accounts Balance, or it is insufficient to pay all such interest, MLBFS will invoice Customer for payment of the balance of the accrued interest, and Customer shall pay such interest as directed by MLBFS within 5 Business Days of receipt of such invoice.

(f) Payments. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customer's WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. All funds received by MLBFS from MLPF&S pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit are subject to final collection.

(g) Exceeding the Maximum WCMA Line of Credit. In the event that the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit, Customer shall within 1 Business Day of the first to occur of (i) any request or demand of MLBFS, or (ii) receipt by Customer of a statement from MLPF&S showing a WCMA Loan Balance in excess of the Maximum WCMA Line of Credit, deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit.

(h) Line Fee; Extensions. In consideration of the extension of the WCMA Line of Credit by MLBFS to Customer during the period prior to the current Maturity Date, Customer has paid or shall pay the Line Fee to MLBFS. If such fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at its option, to either cause said fee (and any renewal Line Fee) to be paid with a WCMA Loan which is added to the WCMA Loan Balance, or invoice Customer for said fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction in the Line Fee or extension of the Maturity Date. In the event MLBFS and Customer, in their respective sole discretion, agree to renew the WCMA Line of Credit beyond the current Maturity Date, Customer agrees to pay a renewal Line Fee in the amount then set forth in the writing signed by MLBFS which extends the Maturity Date; it being understood that any request by Customer for a WCMA Loan or failure of Customer to pay any WCMA Loan Balance outstanding on the immediately prior Maturity Date, after the receipt by Customer of a writing signed by MLBFS extending the Maturity Date, shall be deemed a consent by Customer to both the renewal Line Fee and the new Maturity Date. If no renewal Line Fee is set forth in the writing signed by MLBFS extending the Maturity Date, the renewal Line Fee shall be deemed to be the same as the immediately preceding Line Fee.

(i) Statements. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(j) Use of Loan Proceeds; Securities Transactions. The proceeds of each WCMA Loan shall be used by Customer solely for working capital in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will funds borrowed from MLBFS through the WCMA Line of Credit be used: (i) for personal, family or household purposes of any person whatsoever, (ii) to purchase, carry or trade in securities, including shares of the Money Accounts, or (iii) to repay debt incurred to purchase, carry or trade in securities; nor will any such funds be remitted, directly or indirectly, to MLPF&S or any other broker or dealer in securities, by WCMA Check, check, FTS, wire transfer, or otherwise.

4. REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) Due Organization, etc. Customer is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and if any Guarantor is a corporation, partnership or limited liability company, such Guarantor is, duly organized, validly existing and in good standing under the laws of the State of its incorporation or formation.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it is bound.

(c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement and the Additional Agreements to which it is a party.

(d) Enforceability. this Loan Agreement and such of the Additional Agreements to which it is a party are the legal, valid and binding obligations of Customer or the Guarantors, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principals of equity.

(e) Collateral. Except for Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest other than the liens and security interests of MLBFS, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f) Financial Statements. Except as expressly set forth in Customer's or any Business Guarantor's financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct and fairly represent such Guarantor's financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(g) Litigation. No litigation, arbitration, administrative or governmental proceedings are pending or threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the financial condition of Customer or any such Guarantor or the continued operations of Customer or any Business Guarantor.

(h) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor).

(i) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

Each of the foregoing representations and warranties are continuing and shall be deemed remade by Customer concurrently with each request for a WCMA Loan.

5. FINANCIAL AND OTHER INFORMATION

Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(a) Annual Financial Statements. Within 120 days after the close of each fiscal year of Customer, The Galore Group (U.S.A.), Inc. and The Galore Group Limited, Customer shall furnish or cause to be furnished to MLBFS a copy of the annual audited financial statements of Customer, The Galore Group (U.S.A.), Inc. and The Galore Group Limited consisting of at least a balance sheet as at the close of such fiscal year and related statements of income, retained earnings and cash flows, certified by its current independent certified public accountants or other independent certified public accountants reasonably acceptable to MLBFS, or in the case of The Galore Group Limited, a nationally recognized, Australian independent certified public accounting firm.

(b) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer, Customer shall furnish or cause to be furnished to MLBFS;
(i) a statement of profit and loss for the fiscal quarter then ended, and (ii) a balance sheet as at the close of such fiscal quarter; all in reasonable detail and certified by its chief financial officer. Within 45 days after the close of each fiscal semi-annual period of Customer, Customer shall furnish or cause to be furnished to MLBFS, a statement of profit and toss for the fiscal semi-annual period then ended for each Customer-owned retail location.

(c) Aging of Accounts and Inventory Reports. Within 20 days after the close of each fiscal month of Customer, Customer shall furnish or cause to be furnished to MLBFS an aging of its Accounts and any Chattel Paper and an Inventory report, certified by its chief financial officer

(d) Other Information. Customer shall furnish or cause to be furnished to MLBFS such other information as MLBFS may from time to time reasonably request relating to Customer, any Guarantor or the Collateral.

Customer acknowledges that timely receipt of all such information is critical to the ability of MLBFS to prudently offer the WCMA Line of Credit, and that the failure to provide any such information within the time required will constitute a material breach by Customer of this Loan Agreement.

6. OTHER COVENANTS

Customer further agrees during the term of this Loan Agreement that;

(a) Financial Records; Inspection. Customer and each Business Guarantor will;
(i) maintain complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS, upon reasonable notice and at reasonable times, to inspect its properties (both real or personal), operations, books and records.

(b) Taxes. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer or any Business Guarantor.

(c) Compliance With Laws. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, or any judgment or order of any court or governmental agency or authority if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor.

(d) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) neither Customer nor any Business Guarantor will be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets or stock of, or any material partnership or joint venture interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets if any such action causes a material change in its control or principal business, or a material adverse change in its financial condition or operations; (ii) Customer and each Business Guarantor that is a corporation, partnership or limited liability company wilt preserve its existence and good standing in the jurisdictions of establishment and operation, and will not operate in any material business other than a business substantially the same as its business as of the date of application by Customer for credit from MLBFS; and (iii) neither Customer nor any Business Guarantor will cause or permit any material change in its controlling ownership, controlling senior management or, except upon not less than 30 days prior written notice to MLBFS, its name or principal place of business.

(e) Tangible Net Worth. Beginning March 31, 1995, the "tangible net worth" of Customer, consisting of net worth as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and
(ii) any amounts now or hereafter directly or indirectly owing to Customer by officers, shareholders or affiliates of Customer, shall at all times exceed $2,500,000.00.

(f) Debt to Worth. The ratio of Customer's total debt to Customer's tangible net worth, determined as aforesaid, shall not at any time exceed 2 to 1.

(g) Minimum Cash Flow. The "Net Cash Flow" of Customer as of the end of each of its fiscal years shall not be less than $400,000.00. As used herein, "Net Cash Flow" shall mean the sum of Customer's annual net after-tax income, depreciation and any non-recurring expenses, less any non-recurring income and the current portion of long-term debt due to parties other than MLBFS; all as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof.

(h) Annual Clean-Up. Prior to each Maturity Date, Customer shall cause the WCMA Loan Balance to be fully paid off and remain at zero for at least one consecutive 60-day period.

(i) Distributions and Transfers. Customer shall not without the prior written consent of MLBFS directly or indirectly pay any cash dividends or other distributions on account of its stock, lend any moneys to, or transfer any assets or property, in excess of $250,000.00, to The Galore Group (U.S.A.), Inc., Pool Patio 'N Things, Inc. or The Galore Group Limited (other than arms length transfers for fair consideration in the ordinary course of business).

(j) Additional Debt Guaranties. Except upon the prior written consent of MLBFS, Customer shall not directly or indirectly guaranty any additional debt of The Galore Group (U.S.A.), Inc. or Pool Patio 'N Things, Inc., except for debt of such entities existing as of the date of and reflected on the last financial statements of each submitted to MLBFS. Customer shall not directly or indirectly guaranty any additional debt of The Galore Group Limited in excess of the 29 million Australian dollars of debt currently in force for said entity.

(k) Note Receivable from The Galore Group (U.S.A.), Inc. Except upon the prior written consent of MLBFS, Customer shall not directly or indirectly permit to exist any debt of The Galore Group (U.S.A.), Inc. to Customer exceeding $1,500,000.00, beginning March 31, 1995.

7. COLLATERAL

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired, except for any Permitted Liens. Customer shall further perform any and all acts reasonably requested by MLBFS to establish, perfect, maintain and continue MLBFS' security interests and liens upon the Collateral, including, but not limited to; (i) executing financing statements and any and all other instruments and documents when and as reasonably requested by MLBFS, and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

(d) Sales and Collections. So long as no Event of Default shall have occurred and is continuing, Customer may in the ordinary course of its business; (i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, (iii) sell or dispose of any Fixtures or Equipment so long as same is replaced by Fixtures or Equipment of comparable value, and (iv) collect all of its Accounts. Customer shall take such action with respect to protection of the Inventory and the other Collateral and the collection of the Accounts as MLBFS may from time to time reasonably request.

(e) Account Schedules. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to the premises where any Collateral is or may be located, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g) Location. Except for movements required in the ordinary course of Customer's business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer and each Business Guarantor shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i) Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $75,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or consent to a reduction in the WCMA Line of Credit in an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or line reduction, as aforesaid, an Event of Default shall occur hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or, on its own volition and without the consent of Customer, reduce the WCMA Line of Credit, as aforesaid.

(j) Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $75,000.00 or more of the Collateral.

(k) Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

8. Events of Default.

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Failure to Pay. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any amount owing or required to be deposited by Customer under this Loan Agreement, and such failure shall continue for more than 5 Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) Failure to Perform. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement or any of the Additional Agreements (not constituting an Event of Default under any other clause of this Paragraph), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) Breach of Warranty. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement or any of the Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(d) Default Under Other Agreement. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of

MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) Bankruptcy, Etc. A proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed by Customer or any Guarantor, or any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within 60 days after filing, or Customer or any Guarantor shall make an assignment for the benefit of creditors, or Customer or any Guarantor shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due.

(f) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Customer or any Guarantor has been materially impaired.

(g) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

(h) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

9. Remedies.

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate the WCMA Line of Credit and all obligations to provide the WCMA Line of Credit or otherwise extend any credit to or for the benefit of Customer; and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest on the WCMA Loan Balance, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

(iii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

(iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and the Guarantors remaining jointly and severally liable for any amount remaining unpaid after such application.

(vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customers name on any item of payment on or proceeds of the Collateral.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, the WCMA Account and any Money Accounts, and all cash and securities therein or controlled thereby, and all proceeds thereof. Customer hereby grants to MLBFS a security interest in all such property as additional Collateral.

(c) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(d) Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession. and any demand for possession prior to the commencement of any suit or action.

10. Miscellaneous.

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement or any of the Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any amendment, modification, supplement, termination or waiver of any provision of this Loan Agreement or any of the Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement or any of the Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer and each Guarantor hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer or any Guarantor.

(c) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Costs, Expenses and Taxes. Customer shall upon demand pay or reimburse MLBFS for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Loan Agreement or any of the Additional Agreements or the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 days written notice is sent to Customer, do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations.

(f) Late Charges. Any payment required to be made by Customer pursuant to this Loan Agreement not paid within 5 Business Days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charges shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest.

(g) Further Assurances. Customer shall do such further acts and things and execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement, or to confirm unto MLBFS its rights, powers and remedies under this Loan Agreement and the Additional Agreements.

(h) Binding Effect; Assignment. This Loan Agreement and the Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement or any of the Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement or the Additional Agreements.

(i) Headings. Captions and section and paragraph headings in this Loan Agreement and the Additional Agreements are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) Governing Law. This Loan Agreement, and, unless otherwise expressly provided therein, each of the Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) Severability of Provisions. Whenever possible, each provision of this Loan Agreement and the Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement or any of the Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement and the Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(I) Term. This Loan Agreement shall become effective on the date accepted by MLBFS at its offices in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as the WCMA Line of Credit shall be in effect or there shall be any other Obligations outstanding.

(m) Integration. THIS LOAN AGREEMENT, TOGETHER WITH THE ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. Without limiting the foregoing, Customer acknowledges that: (i) no promise or commitment has been made to it by MLBFS, MLPF&S or any of their respective employees, agents or representatives to extend the availability of the WCMA Line of Credit or the due date of the WCMA Loan Balance beyond the current Maturity Date, or to increase the Maximum WCMA Line of Credit, or otherwise extend any other credit to Customer or any other party;
(ii) no purported extension of the Maturity Date, increase in the Maximum WCMA Line of Credit or other extension or agreement to extend credit shall be valid or binding unless expressly set forth in a written instrument signed by MLBFS; and (iii) except as otherwise expressly provided herein, this Loan Agreement supersedes and replaces any and all proposals, letters of intent and approval and commitment letters from MLBFS to Customer, none of which shall be considered an Additional Agreement.

(n) Jurisdiction; Waiver. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT AND THE ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE WCMA LINE OF CREDIT, THIS LOAN AGREEMENT, ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

BARBEQUES GALORE, INC.



By: /s/ Sydney Selati                          /s/ Kevin Ralphs
   ----------------------------------------------------------------
        Signature (1)                          Signature (2)

     Sydney Selati                             Kevin Ralphs
-------------------------------------------------------------------
     Printed Name                              Printed Name

       Chairman                           Chief Financial Officer
-------------------------------------------------------------------
        Title                             Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By /s/ [SIGNATURE APPEARS HERE]
  ------------------------------------

                                   EXHIBIT A
ATTACHED TO AND HEREBY MADE A PART OF WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 231-07T10 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND BARBEQUES GALORE, INC.
--------------------------------------------------------------------------------


Locations of Tangible Collateral:


15041 Bake Parkway, Ste. A, Irvine, CA 92718
2246 Sunrise Blvd., Ste. 7, Rancho Cordova, CA 95670
11073 W. Pico Blvd., Los Angeles, CA 90064
1124 Sunset Rd., Henderson, NV 89015
6412 Tupelo Drive, Citrus Heights, CA 95621
18255 Hawthorne Blvd., Torrance, CA 90503
7450 Clairemont Mesa Blvd., San Diego, CA 92111
1286 B Auto Parkway, Escondido, CA 92025
311 E. Camelback Rd., Phoenix, AZ 85012
201 N. Central Ave., Glendale, CA 91203
9010 E. Indian Bend, Ste. 2, Scottsdale, AZ 85250
18922 Ventura Blvd., Tarzana, CA 91356
14040 E. Firestone Blvd., Santa Fe Springs, CA 90670
324 S. Mountain Ave., Upland, CA 91786
10495 Magnolia Ave., Riverside, CA 92505
2580 S. Decatur Blvd., Las Vegas, NV 89102
7307 Roseville Rd., Ste. 10, Sacramento, CA 95842
c/o  Tropitone, 5 Marconi Dr., Irvine, CA 52798

                                   SCHEDULE 1
================================================================================

                  [LETTERHEAD OF FAX COVERSHEET APPEARS HERE]

================================================================================
To:        Larry Sherman
Fax#:      619-231-8770
Subject:   Leased and Other Secured Assets
Date:      March 9, 1995
Pages      5, including this cover sheet.

COMMENTS:

Dear Larry,

1.   Listed below are the assets that we have on lease:


Asset                        Lessor                             Termination Date
-----                        ------                             ----------------
El Dorado Cadillac           GMAC                                     4/96
Nissan 240SX                 Nissan Motor Acceptance                  7/96
Canon NP2120 Copier          Canon                                    4/96
Canon Fax L700               Canon                                    4/96
1994 Isuzu Rodeo             GE Capital                               5/98
1994 Ford Cargo Van          Ford Motor Credit                        7/97
1994 Ford Cargo Van          Ford Motor Credit                        7/97
1995 Ford Cargo Van          Ford Motor Credit                       10/97
1995 Ford Cargo Van          Ford Motor Credit                       10/97
1995 Ford Cargo Van          Ford Motor Credit                        3/98

None of the above leases are capitalized in our books.

2. We have purchased a Clark TM15 forklift truck through Clark Credit Corporation. The original purchase price was $21,208.00. This loan will be paid off by July 1995.

3. The attached Exhibit A is a listing by location of all of the computer equipment financed by Warrior Bank and covered by a UCC filing in favor of that bank. The invoiced value of these assets was $73,513.64. This loan will be paid off by August 1997.

Regards,

/s/ Kevin J. Ralphs

Kevin J. Ralphs

                                   EXHIBIT A
                                   ---------
                                  PAGE 1 of 4
                                  -----------

Location:  2246 Sunrise Blvd. Suite 7
---------  Rancho Cordova, Ca 95670


Quantity   Item                                    Serial #
--------   ----                                    --------
1          IBM Value Point 386SX/20                23DC168
1          Mono VGA                                94116128
1          2400 Baud Modem                         931223
1          American Power 250 UPS                  931223
1          Okidata                                 931223
1          Star SP312 Roll Printer RKP-300         450130401236
1          Aim Cash Drawer
1          PC Anywhere Software Package
1          Remote System - Infocorp
1          SW Purchase Order Control - Infocorp
1          Cable IBM Printer
1          Hard Disk Controller W/I/O Port

--------------------------------------------------------------------------------

Location:  1700 East Ventura Blvd, Suite D
--------   Oxnard, California 93030


Quantity   Item                                    Serial #
---------  ----                                    --------
1          IBM Value Point 386SX/20                23BV692
1          Mono Monitor VGA                        12112092
1          2400 Baud Modem                         301C0906904
1          American Power 250 UPS                  301C0906904
1          Okidata 320 Printer                     301C0906904
1          Star SP312 Roll Printer RKP-300         450130100995
1          Aim Cash Drawer
1          PC Anywhere Software Host
1          Remote System - Infocorp
1          SW Purchase Order Control - Infocorp
1          Cable IBM Printer
1          Hard Disk Controller W/I/O Port

--------------------------------------------------------------------------------
Location:  14040 E. Firestone Blvd.
---------  Santa Fe Springs, Ca 90670


Quantity   Item                                    Serial #
--------   ----                                    --------
1          IBM PS/Value Point 486                  23PVR43
1          Mono Monitor VGA                        23112160
1          2400 Baud Modem                         960551
1          American Power 250 UPS                  960551
1          Okidata 320 Printer                     960551
1          Star SP312 Roll Printer                 450130600535
1          M-S Cash Drawer
1          PC Anywhere Software
1          Remote software/POS                        [xx] Sign Here 4 pages
1          Purchase Order Management - Infocorp       [  ] Initial Here
2          Cable IBM Printer                          [  ] Notarize Here
1          Hard Disk Controller                       [  ] Return
-------------------------------------------------     [xx] Sign 4 pages (to be
                                                           -------------------
                                                           recorded in Alabama)
BARBEQUES GALORE, INC.

BY: /s/ [SIGNATURE APPEARS HERE]
    ----------------------------
ITS: CFO
    ----------------------------

                                   EXHIBIT A
                                   ---------
                                  PAGE 2 of 4
                                  -----------

Location:  10495 Magnolia Ave., Suite A
---------  Riverside, Ca. 92505


Quantity   Item                                    Serial #
---------  ----                                    --------
1          IBM PS/Value Point 486                  23FWL24
1          Mono Monitor VGA                        64130104
1          2400 Baud Modem                         931095
1          American Power 250 UPS                  931095
1          Okidata 320 Printer                     931095
1          Star SP312 Roll Printer                 450130600560
1          M-S Cash Drawer
1          PC Anywhere Software
1          Remote software/POS
1          SW Purchase order management - Infocorp
2          Cable IBM Printer
1          Hard Disk Controller
--------------------------------------------------------------------------------
Location:  1286 B. Auto Parkway
--------   Escondido, Ca. 92025


Quantity   Item                                    Serial #
---------  ----                                    --------
1          IBM Value Point 486                     23FWH18
1          Mono Monitor VGA                        64130067
1          2400 Baud Modem
1          American Power 250 UPS
1          Okidata 320 Printer
1          Star SP312 Roll Printer                 450130600559
1          M-S Cash Drawer
1          PC Anywhere software
1          Remote System - Infocorp
1          SW Purchase Order - Infocorp
1          Cable IBM Printer
1          Hard Disk Controller
--------------------------------------------------------------------------------
Location:  18225 Hawthorne Blvd.
---------  Torrance, Ca. 90504


Quantity   Item                                    Serial #
--------   ----                                    --------
1          IBM 486 PS/Value Point                  23GAC54
1          Mono Monitor VGA                        23112400
1          2400 Baud Modem                         307C1030366
1          American Power 450 UPS                  307C1030366
1          Okidata 320 Printer                     307C1030366
1          Star SP312 Roll Printer                 450130600166
1          Cash Drawer
1          PC Anywhere software
1          Remote software/POS - Infocorp
1          Purchase Order Management - Infocorp
1          Cable IBM Printer
1          Hard disk controller W/I/O Port

--------------------------------------------------------------------------------
BARBEQUES GALORE, INC.                             WARRIOR SAVINGS BANK

BY:[SIGNATURE APPEARS HERE]                        BY:
   -------------------------                          --------------------------
ITS: CFO                                           ITS:
    ------------------------                          --------------------------

                                   EXHIBIT A
                                   ---------
                                  PAGE 3 0F 4
                                  -----------

Location:  11073 W. Pico Blvd.
---------  Los Angeles, Ca. 90064


Quantity   Item                                   Serial #
---------  ----                                   --------
1          IBM 486 PS/Value Point                 23FZY64
1          Mono Monitor VGA                       64135441
1          2400 Baud Modem G.V.C.                 307C1030903
1          American Power 450 UPS                 307C1030903
1          Star SP312 Roll Printer                307C1030903
1          M-S Cash Drawer
1          PC Anywhere Software
1          Software POS, Remote (Store System)
1          Purchase order management
2          Cable IBM Printer
1          Hard Disk Controller

--------------------------------------------------------------------------------

Location:  18922 Venture Blvd.
---------  Tarzana, Ca. 91356


Quantity   Item                                   Serial #
--------   ----                                   --------
1          IBM 486 PS/Value Point                 23GAB06
1          Mono Monitor VGA                       23112348
1          2400 Baud Modem G.V.C.                 307C1030304
1          American Power 450 UPS                 307C1030304
1          Okidata 320 Printer                    307C1030304
1          Star SP312 Roll Printer                450130600529
1          M-S Cash Drawer
1          PC Anywheres oftware
1          Purchase order management
2          Cable IBM Printer
1          Hard Disk ControllerW/I/O Port
--------------------------------------------------------------------------------
Location:  311 East Camelback Road
---------  Camelback Terrace
           Phoenix, Arizona 85012

Quantity   Item                                   Serial #
--------   ----                                   --------
1          IBM Value Point 386SX/120              2BM729
1          Mono Monitor VGA                       12112004
1          2400 Baud Modem                        301C0906909
1          American Power 250 UPS                 301C0906909
1          Okidata 320 Printer                    301C0906909
1          Star SP312 Roll Printer RKF-300        450121100037
1          Aim Cash Drawer
1          PC Anywhere Softward Host
1          Remote System - Infocorp.
1          SW Purchase Order Control - Infocorp.
1          Cable IBM Printer
--------------------------------------------------------------------------------

BARBEQUES GALORE INC.                             WARRIOR SAVINGS BANK

BY:/s/ SIGNATURE APPEARS HERE]                    BY:
   -----------------------------                     ---------------------------
ITS:   CFO.                                       ITS:
    ----------------------------                      --------------------------

                                   EXHIBIT A
                                   ---------
                                  PAGE 4 OF 4
                                  -----------

Location:
---------  2580 South Decatur Avenue
           Las Vegas, Nevada 89102
                   and
           1124 Sunset Road
           Henderson, Nevada 89015

Quantity   Item                          Serial #
--------   ----                          --------
1          IBM Value Point 386SX/20      23BP598
1          Mono Monitor VGA              94116303
1          2400 Baud Modem               112C0636794
1          American Power 250 UPS        112C0636794
1          Okedata 320 Printer           112CO636794
1          Star SP312 Roll Printer
             RKP-300                     112C0636794
1          Aim Cash Drawer               450130101229
1          PC Anywhere Software Package
1          Remote System - Infocorp
1          SW Purchase Order Control - Infocorp
1          Cable IBM Printer
1          Hard Disk Controller W/I/O Port

--------------------------------------------------------------------------------
BARBEQUES GALORE, INC.                         WARRIOR SAVINGS BANK
BY:[SIGNATURE APPEARS HERE]                    BY:
   -----------------------------                  ------------------------------
ITS: CFO                                       ITS:
    ----------------------------                   -----------------------------

[LOGO OF MERRILL LYNCH APPEARS HERE]


                                                                  No. 9502340701
================================================================================

                            UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit to or for the benefit of BARBEQUES GALORE, INC., a corporation organized and existing under the laws of the State of California (with any successor-in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under (a) that certain TERM WCMA LOAN AND SECURITY AGREEMENT No. 9502340701 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement (including, without limitation, the TERM WCMA NOTE incorporated by reference into the Loan Agreement), and (c) all present and future amendments and other evidences of any extensions, increases, renewals and other changes of or to the Loan Agreement or Additional Agreements (collectively, the "Guaranteed Documents"), the undersigned, THE GALORE GROUP (U.S.A.), INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("Guarantor"), hereby unconditionally guarantees to MLBFS:(i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents; (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS howsoever, created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully paid, performed and discharged. Upon the occurrence and during the continuance of any Event of Default under the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor. Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, modifications or supplements of or to any of the Guaranteed Documents, or any renewals, extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS, rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantors of any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any application of payments or credits by MLBFS; (e) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (f) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or other Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all moneys, credits and other property belonging to or in the name of Guarantor at any time held or controlled by MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective affiliates, whether now being held or controlled or held or controlled in the future, on deposit or otherwise, and MLBFS is hereby granted a lien and security interest upon all such moneys, credits and other property. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request.

No delay on the part of MLBFS in the exercise of any right or remedy under any agreement (including, but not limited to, this Guaranty) shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there is more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. Guarantor agrees that this Guaranty may be enforced by MLBFS in any jurisdiction and venue in which the Loan Agreement may be enforced. Guarantor and MLBFS hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other party in any way related to or arising out of this Guaranty or the Obligations. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS.

Each signatory on behalf of Guarantor warrants that he has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of February 28, 1995.

THE GALORE GROUP (U.S.A.), INC.


   By: /s/ Sydney Selati                /s/ Kevin Ralphs
       ----------------------------------------------------------
             Signature (1)              Signature (2)

             Sydney Selati              Kevin Ralphs
       ----------------------------------------------------------
             Printed Name               Printed Name

             President                  Chief Financial Officer
       ----------------------------------------------------------
             Title                      Title

             Address of Guarantor:

             15041 Bake Parkway, Suite A
             Irvine, CA  92718

[LOGO OF MERRILL LYNCH APPEARS HERE]                          Ref. No. 231-07T10
================================================================================


                            UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit to or for the benefit of BARBEQUES GALORE, INC., a corporation organized and existing under the laws of the State of California (with any successor-in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under (a) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT No. 231-07T10 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement, and (c) all present and future amendments and other evidences of any extensions, increases, renewals and other changes of or to the Loan Agreement or Additional Agreements (collectively, the "Guaranteed Documents"), the undersigned, THE GALORE GROUP (U.S.A.), INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents: (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully paid, performed and discharged. Upon the occurrence and during the continuance of any Event of Default under the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor. Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, modifications or supplements of or to any of the Guaranteed Documents, or any renewals, extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantors of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any application of payments or credits by MLBFS; (e) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (f) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or other Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all moneys, credits and other property belonging to or in the name of Guarantor at any time held or controlled by MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective affiliates, whether now being held or controlled or held or controlled in the future, on deposit or otherwise, and MLBFS is hereby granted a lien and security interest upon all such moneys, credits and other property. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request.

No delay on the part of MLBFS in the exercise of any right or remedy under any agreement (including, but not limited to, this Guaranty) shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there is more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. Guarantor agrees that this Guaranty may be enforced by MLBFS in any jurisdiction and venue in which the Loan Agreement may be enforced. Guarantor and MLBFS hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other party in any way related to or arising out of this Guaranty or the Obligations. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS.

Each signatory on behalf of Guarantor warrants that he has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of February 23, 1995.

THE GALORE GROUP (U.S.A), INC.

By: /s/ Sydney Selati               /s/ Kevin Ralphs
   -----------------------------------------------------
            Signature (1)               Signature (2)


            Sydney Selati               Kevin Ralphs
--------------------------------------------------------
            Printed Name                Printed Name

            President                   Chief Financial Officer
--------------------------------------------------------
            Title                       Title


Address of Guarantor:
  15041 Bake Parkway, Suite A
  Irvine, CA  92718

[LOGO OF MERRILL LYNCH APPEARS HERE]

                                                               No. 9502340701
================================================================================

$1,500,000,00                                          February 23, 1995

                               TERM WCMA(R) NOTE

FOR VALUE RECEIVED, BARBEQUES GALORE, INC., a corporation organized and existing under the laws of the State of California ("Customer"), hereby promises to pay to the order of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware ("MLBFS"), in lawful money of the United States, the principal sum of $1,500,000.00, or, if less, an amount equal to the sum of the balances from time to time outstanding under the "Term Note" and "WCMA Note" included herein.


                                   TERM NOTE

FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, in lawful money of the United States, an amount equal to the difference between (i) the principal sum of $1,500,000.00 or, if less, the aggregate amount advanced by MLBFS to Customer pursuant to the "Loan Agreement," as herein defined (the "Loan Amount"), and (ii) the sum of (x) the aggregate amount paid by Customer on account of the principal hereof, and (y) the WCMA Line of Credit (said difference being herein called the "Term Note Balance"); together with interest on the Term Note Balance, from the date of advancement of funds hereunder until payment, at the Interest Rate.

Said indebtedness shall be payable in 61 consecutive monthly installments commencing on the first day of the calendar month following the calendar month in which funds are advanced hereunder, and continuing on the first day of each calendar month thereafter until this Note shall be paid in full. The first such installment shall be in an amount equal to accrued interest at the Interest Rate and installments 2 through 61, both inclusive, shall be in an amount equal to the sum of (i) accrued interest at the Interest Rate and (ii) 1/60th of the Loan Amount. Each payment received hereunder shall be applied first to interest at the Interest Rate, with the balance applied on account of the Term Note Balance. All sums payable hereunder shall be payable at the office of MLBFS at 33 West Monroe Street, Chicago, Illinois 60603, or at such other place or places as the holder hereof may from time to time appoint in writing.

Customer may prepay this Term Note at any time in whole or in part without premium or penalty. Any partial prepayment shall be applied to installments of the Loan Amount in inverse order of maturity. Customer shall not have the right to re-borrow amounts prepaid on account of this Term Note.

                                   WCMA NOTE

FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in the Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the WCMA Maturity Date, the then WCMA Loan Balance; and (b) interest at the Interest Rate on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full. Interest shall be payable in the manner and on the dates specified in, or determined in accordance with, the Loan Agreement.

             PROVISIONS APPLICABLE TO BOTH TERM NOTE AND WCMA NOTE

As used herein, the term "Interest Rate" shall mean a fluctuating per annum rate equal to the sum of (i) 2.70%, and (ii) 30-Day Commercial Paper Rate. The "30-Day Commercial Paper Rate" shall mean, as of the date of any determination, the interest rate from time to time published in the "Money Rates" section of

The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations. The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-Day Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate. Any part of the principal hereof or interest hereon not paid within S Business Days of the applicable due date shall be subject to a late charge equal to the lesser of (i) 5% of the overdue amount, or (ii) the maximum amount permitted by law. All interest shall be computed on the basis of actual days elapsed over a 360-day year.

This Term WCMA Note constitutes and includes both the "Term Note" and the "WCMA Note" referred to in, and is entitled to all of the benefits of that certain TERM WCMA LOAN AND SECURITY AGREEMENT No. 9502340701 between Customer and MLBFS (the "Loan Agreement"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement is by this reference hereby incorporated as a part hereof.

If Customer shall fail to pay when due any installment or other sum due hereunder, and any such failure shall continue for more than 5 Business Days after written notice thereof from the holder hereof to Customer, or if any other "Event of Default", as that term is defined in the Loan Agreement, shall occur, then at the option of the holder hereof, and in addition to all other rights and remedies available to such holder under the Loan Agreement and otherwise, an amount equal to the sum of the WCMA Loan Balance and the Term Note Balance at such time remaining unpaid, together with accrued interest thereon, and all other sums then owing by Customer under the Loan Agreement, may be declared to be and thereby become immediately due and payable.

It is expressly understood, however, that nothing contained in the Loan Agreement, any other agreement, instrument or document executed by Customer, or otherwise, shall affect or impair the right, which is unconditional and absolute, of the holder hereof to enforce payment of all sums due under this Term WCMA Note at or after maturity, whether by acceleration or otherwise, or shall affect the obligation of Customer, which is also unconditional and absolute, to pay the sums payable under this Term WCMA Note in accordance with its terms.

Except as otherwise expressly set forth herein or in the Loan Agreement, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this Term WCMA Note. Wherever possible each provision of this Term WCMA Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term WCMA Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Term WCMA Note. Notwithstanding anything herein to the contrary, in no event shall any interest charged hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that MLBFS has received interest hereunder in excess of the highest rate applicable hereto, MLBFS shall promptly refund such excess interest to Customer without charge or penalty. This Term WCMA Note shall be construed in accordance with the laws of the State of Illinois and may be enforced by the holder hereof in any jurisdiction in which the Loan Agreement may be enforced.

IN WITNESS WHEREOF, this Term WCMA Note has been executed by Customer as of the day and year first above written.



BARBEQUES GALORE, INC.

By: /s/ Sydney Selati                   /s/ Kevin Ralphs
   ------------------------------------------------------------
          Signature (1)                 Signature (2)


    Sydney Selati                       Kevin Ralphs
   ------------------------------------------------------------
           Printed Name                 Printed Name

   Chairman                             Chief Financial Officer
   ------------------------------------------------------------
          Title                         Title

                                                       Private Client Group

                                                       Merrill Lynch Business
                                                       Financial Services Inc.
                                                       33 West Monroe Street
                                                       22nd Floor
                                                       Chicago, Illinois 60603
                                                       312/845-1020
[LOGO OF MERRILL LYNCH APPEARS HERE]                   FAX 312/845-9093

                                                       November 27, 1996




Mr. Sydney Selati
Barbeques Galore, Inc.
15041 Bake Parkway
Irvine, CA 92718

             Re:  WCMA Line of Credit Increase

Dear Mr. Selati,

I am pleased to advise you that the request of Barbeques Galore, Inc. for an increase of its WCMA Line of Credit has been approved upon the terms set forth in the enclosed Letter Agreement.

Note that, among other conditions in said Letter Agreement, in order for this increase to become effective, one copy of the enclosed Letter Agreement and the other documents enclosed herewith must be fully executed and returned to me within 14 days from the date hereof. Please note further that because of inherent system and administrative delays that it may take several days after such execution and return before the increased line of credit is actually available. Accordingly, I recommend that you call me if you have need to immediately use the increased portion of the line.

If you have such an immediate need or have any questions, please call me at
(312) 269-5426.

Very truly yours,

Merrill Lynch Business Financial Services Inc.

By: /s/ Heather J. Wise
   ----------------------------------
        Heather J. Wise
        Credit Services Account Manager



cc: David Polster

                                                       Private Client Group

                                                       Merrill Lynch Business
                                                       Financial Services Inc.
                                                       33 West Monroe Street
                                                       22nd Floor
                                                       Chicago, Illinois 60603
                                                       312/269-5426
[LOGO OF MERRILL LYNCH APPEARS HERE]                   FAX 312/201-0210

                                                       November 27,1996



Barbeques Galore, Inc.
15041 Bake Parkway
Irvine, CA 92718

          Re:  WCMA Line of Credit Increase

Ladies And Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Barbeques Galore, Inc. ("Customer") with respect to: (i) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 231-07T10 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" the Loan Documents are hereby amended as follows:

1. The term "Maximum WCMA Line of Credit" shall mean: (A) during the period between the Effective Date and June 30, 1997, an amount equal to the lesser of:
(i) the sum of (x) 70% of Customer's Non-Government Accounts and Chattel Paper (excluding Accounts over 90 days old, Chattel Paper with installments or other sums more than 90 days past due, and Accounts and Chattel Paper directly or indirectly due from any shareholder, officer or employee of Customer or any affiliated entity) and (y) 50% of Customer's Inventory, all shown on Customer's regular books and records, less the aggregate of (a) the outstanding balance of principal and interest under the Term WCMA Note made by Customer and payable to MLBFS and (b) the availability under the WCMA Line of Credit portion of the Term WCMA facility, or (ii) $1,250,000.00; and (B) from and after July 1,1997 to the Maturity Date, $650,000.00.

2. The "Line Fee" for the period ending September 30,1997, is hereby increased to $6,250.00, of which $3,750.00 (the "Additional Fee") is now due and owing. Customer hereby authorizes and directs MLBFS to charge the Additional Fee to WCMA Account No. 231-07T10 on or at any time after the Effective Date.

3. Within 15 days after the close of each fiscal month of Customer, Customer shall furnish or cause to be furnished to MLBFS: (i) a statement of profit or loss for the fiscal month then ended, and (ii) a balance sheet as at the close of such fiscal month; all in reasonable detail and certified by its chief financial officer. In addition, within 15 days after the close of each fiscal month of Customer, Customer shall furnish or cause to be furnished to MLBFS, a statement of profit and loss for the fiscal month then ended for each Customer-owned retail location.

Barbeques Galore, Inc.
November 27, 1996
Page No. 2

4. The following are now additional "Locations of Tangible Collateral":
     Cooper Street Plaza, 4605 S. Cooper St., Arlington, TX 76017
     9010 E. Indian Bend, Suite 2, Scottsdale, AZ 85012
     7635 W. Bell Road, Suite #101, Peoria, AZ 85382
     390 McKinley #108, Corona, CA 91719
     2080 El Camino Real, Palo Alto, CA 94306
     Camelback Terrace, 311 E. Camelback Road, Phoenix, AZ 85012
     1801 Preston Road, Suite A, Plano TX 75093
     1875 S. Bascorn Avenue, Campbell, CA 95008
     4360 Lovers Lane, Dallas, TX 75205
     1539 Botelho Drive, Walnut Creek, CA 94596
     Mariner Village / Miracle Mile 6429 Westheimer, Houston, TX 77057 1419 State Highway, 114 West, Suite 412, Grapevine, TX 76051

5. The ratio of Customer's total debt to Customer's tangible net worth, determined as aforesaid, shall not at any time exceed 1.75:1.

6. The "Net Cash Flow" of Customer as of the end of each of its fiscal years shall not be less than $750,000.00. As used herein, "Net Cash Flow" shall mean the sum of Customer's annual net after-tax income, depreciation and any non-recurring expenses, less any non-recurring income and the current portion of long-term debt due to parties other than MLBFS; all as shown on Customer's regular financial statements prepared in a manner consistent with the term hereof.

7. Customer shall no longer be required to reduce the WCMA Loan Balance to zero at any time.

8. The "tangible net worth" of Customer, consisting of net worth as shown on Customer's regular financial statements prepared in a manner consistent with the term hereof, but excluding an amount equal to (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and (ii) any amounts now or hereafter directly or indirectly owing to Customers by officers, shareholders or affiliates of Customer, shall on and at all times after June 30, 1997 exceed $5,000,000.00.

Except as expressly modified hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions. Nothing herein shall be deemed to extend the Maturity Date of the WCMA Line of Credit.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their Unconditional Guaranty shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (i) no default or Event of Default has occurred and is continuing under the Loan Documents; (ii) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (iii) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (iv) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Barbeques Galore, Inc.
November 27,1996
Page No. 3



The amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (i) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement and the other documents enclosed herewith; (ii) an officer of MLBFS shall have reviewed and approved this Letter Agreement and such other documents as being consistent in all respects with the original internal authorization hereof; and
(iii) to the extent applicable, MLBFS shall have entered such amendments and agreements in its computer system (which MLBFS agrees to do promptly after the receipt of such executed duplicate copy and other documents). Notwithstanding the foregoing, if for any reason other than the sole fault of MLBFS the Effective Date shall not occur within 14 days from the date of this Letter Agreement, then all of said amendments and agreements herein will, at the sole option of MLBFS, be void.

MLBFS requests that as soon as feasible Customer furnish to MLBFS the following items (however, the Effective Date of this Letter Agreement is not conditioned upon the receipt of such items):

     (1) The finalized 6/30/96 year end statements from The Galore Group

     (2) The Landlord Subordinations from each store location in Arizona and Texas

Very truly yours,

Merrill Lynch Business Financial Services Inc.

By:  /s/  Heather J. Wise
   -------------------------------------
     Heather J. Wise
     Credit Services Account Manager

Accepted:

Barbeques Galore, Inc.


By:  /s/ Sydney Selati
   -------------------------------------


Printed Name:  SYDNEY SELATI
              --------------------------

Title:   PRESIDENT
      ----------------------------------


           (Additional Acceptance and Approval Signatures on Page 4)

Barbeques Galore, Inc.
November 27,1996
Page No. 4


Approved:

The Galore Group (USA), Inc.


By:  /s/ Sydney Selati
   -------------------------------------


Printed Name:  SYDNEY SELATI
              --------------------------

Title:   PRESIDENT
      ----------------------------------


Pool Patio'n Things, Inc.


By:  /s/ Sydney Selati
   -------------------------------------


Printed Name:  SYDNEY SELATI
              --------------------------

Title:   PRESIDENT
      ----------------------------------

                  [LETTERHEAD OF MERRILL LYNCH APPEARS HERE]


                                                                 August 21, 1997

Mr. Kevin Ralphs
Controller
Barbeques Galore, Inc.
15041 Bake Parkway, Suite A
Irvine, CA 92718

               Re: WCMA Line of Credit Increase and Extension

Dear Mr. Ralphs,

I am pleased to advise you that the request of Barbeques Galore, Inc. for an increase and extension of its WCMA Line of Credit has been approved upon the terms set forth in the enclosed Letter Agreement.

Among other conditions in said Letter Agreement, in order for this increase and extension to become effective, one copy of the enclosed Letter Agreement must be fully executed and returned to me within 14 days from the date hereof. Due to internal processing requirements it may take a few days after such execution and return before the increased line of credit is actually available. Accordingly, I recommend that you call me if you have need to immediately use the increased portion of the line.

If you have such an immediate need or have any questions, please call me at
(312) 269-5426.

Very truly yours,

Merrill Lynch Business Financial Services Inc.

By: /s/ Heather Wise
    ------------------------------------------
    Heather Wise
    Credit Services Account Manager

cc: David Polster

                  [LETTERHEAD OF MERRILL LYNCH APPEARS HERE]

Barbeques Galore, Inc.
15041 Bake Parkway, Suite A
Irvine, CA 92718

                Re: WCMA Line of Credit Increase and Extension

Ladies and Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Barbeques Galore, Inc. ("Customer") with respect to: (i) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 231-07T10 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS ("Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" the Loan Documents are hereby amended as follows:

1. The term "Maturity Date" shall mean October 31, 1997.

2. The "Line Fee" for the period ending October 31, 1997 shall be $770.83. Customer hereby authorizes and directs MLBFS to charge said amount to WCMA Account No. 231-07T10 on or at any time after the Effective Date.

3. The term "Maximum WCMA Line of Credit" shall mean an amount equal to the lesser of: (A) the sum of (x) 70% of Customer's Non-Government Accounts and Chattel Paper, as shown on its regular books and records (excluding Accounts over 90 days old, Chattel Paper with installments or other sums more than 90 days past due, and Accounts and Chattel Paper directly or indirectly due from any person or entity not domiciled in the United States or from any shareholder, officer or employee of Customer or any affiliated entity) and (y) 50% of Customer's Inventory, as shown on its regular books and records, (Provided, however, unless and until MLBFS shall receive and accept Landlord's Subordination Agreements for each of Customer's locations in Texas and Arizona, the inventory at such locations shall not be considered in determining the Maximum WCMA Line of Credit.) less the aggregate of (a) the outstanding balance of principal and interest under the Term WCMA Note made by the customer and payable to MLBFS and (b) the availability under the WCMA Line of Credit portion of the Term WCMA facility or (B) $1,250,000.00.

Barbeques Galore, Inc.
August 21, 1997
Page No. 2


4.  The following are now additional "Locations of Tangible Collateral":
       9333 Research Blvd., Building C, Suite 200, Austin, TX 78759
       Box 133, Outdoor Living BR A51, Pearl Harbor, HI 96860
       10991 San Jose Blvd., Jacksonville, FL 32223
       30 S. Rosemead Blvd, Pasadena, CA 91107
       11355 Fountain Lakes Drive, Stafford, TX 77477
       327 NW Loop 410, Suite #101, San Antonio, TX 78216

Except as expressly modified hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreement providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (i) no default or Event of Default has occurred and is continuing under the Loan Documents; (ii) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (iii) neither Customer nor any of said Guarantors has any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (iv) neither Customer nor any of said Guarantors has any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (i) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; (ii) Receipt and satisfaction with the Customer's 6/30/97 store by store income statements; (iii) receipt and satisfaction with the Landlord Waiver that have been sent on the Customer's locations in Texas and Arizona; (iv) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof; and
(v) to the extent applicable, MLBFS shall have entered such amendments and agreements in its computer system (which MLBFS agrees to do promptly after the receipt of such executed duplicate copy). Notwithstanding the foregoing, if for any reason other than the sole fault of MLBFS the Effective Date shall not occur within 14 days from the date of this Letter Agreement, then all of said amendments and agreements herein will, at the sole option of MLBFS, be void.

Barbeques Galore, Inc.
August 21, 1997
Page No. 3

MLBFS requests that as soon as feasible Customer furnish to MLBFS the following items (however, the Effective Date of this Letter Agreement is not conditioned upon the receipt of the such items):

        (1) Receipt and satisfaction with The Galore Group Limited Financial Statement for FYE 1/31/97; and,

        (2) Receipt of the proposal for the Customer's IPO in September of 1997.

Very truly yours,

Merrill Lynch Business Financial Services Inc.

By:  /s/ Heather Wise
   -----------------------------------------
         Heather Wise
         Credit Services Account Manager

Accepted:

Barbeques Galore, Inc.

By:  /s/ Kevin Ralphs
   -----------------------------------------

Printed Name:   Kevin Ralphs
             -------------------------------

Title:         C.F.O.
       -------------------------------------

Approved:

Pool Patio'n Things, Inc.

By:  /s/ Kevin Ralphs
   -----------------------------------------

Printed Name:   Kevin Ralphs
             -------------------------------

Title:         C.F.O.
       -------------------------------------

The Galore Group (USA), Inc.

By:  /s/ Kevin Ralphs
   -----------------------------------------

Printed Name:   Kevin Ralphs
             -------------------------------

Title:         C.F.O.
       -------------------------------------

Type complete address below.
--------------------------------------------------------------------------------
Return by Mail (  ) To:           Pickup or will pickup (  )
                        CSC NETWORKS/PHL&FS
                        1013 Centre Rd., Wilmington, DE 18905-1297

--------------------------------------------------------------------------------
2. Debtor (Last Name First) and Address                  Assignee and Address
Barbeques Galore, Inc.
15041 Bake Parkway, Suite A
Irvine, CA 92718

----------------------------------------------------
3. Secured Party: Name and Address
Merrill Lynch Business Financial Services, Inc.
33 West Monroe, 22nd Floor
Chicago, IL 60603

----------------------------------------------------
   This Financing Statement covers the following types or items of property:
All Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Debtor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, and all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds).
   In accordance with the terms of a certain Loan Agreement between Debtor and Secured Party, Debtor has agreed that except for certain "Permitted Liens" (as defined in said Loan Agreement), Debtor will not further encumber any of the above property without the prior written consent of Secured Party.



                             CSC#/M000023/97-002159/1/1 III Hawaii Bureau of Con
--------------------------------------------------------------------------------
6. Check (x) if applicable: ( ) (if collateral is crops) The above described crops are growing or are to be grown on:
     ( ) (If collateral is goods which are or are to become fixtures) The above described goods are affixed or to be affixed to:


Record Owner:
             -------------------------------------------------------------------

Record Lessee:
              ------------------------------------------------------------------

--------------------------------------------------------------------------------
7. Check (x) if applicable: ( ) Proceeds ( ) Products of collateral are also covered
--------------------------------------------------------------------------------
8. This statement is filed without the debtor's signature to perfect a security interest in collateral:
    ( ) which is already subject to a security interest in another jurisdiction when it was brought to this state, or;
    ( ) which is proceeds of the original collateral described above in which a security interest was perfected.


Barbeques Galore, Inc.                                      Merrill Lynch Business Financial Services, Inc.

By /s/ [SIGNATURE APPEARS HERE]                             By
  ---------------------------------------------------         ------------------------------------------------
   Signature(s) of Debtor(s) (only on amendment)               Signature(s) of Secured Party(ies)


                                STATE OF HAWAII

                                                         Private Client Group

                                                         MERRILL LYNCH BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         33 West Monroe Street
                                                         22nd Floor
[LOGO OF MERRILL LYNCH APPEARS HERE]                     Chicago, Illinois 60603
                                                         312/845-1020
                                                         FAX 312/845-9093

                                                         January 20, 1998

Barbeques Galore, Inc.
15041bake Parkway, Suite A
Irvine, CA 92618

        RE: AMENDMENT TO LOAN DOCUMENTS

Ladies And Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Barbeques Galore, Inc. ("Customer") with respect to: (i) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 231-07T10 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS ("Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date", the Loan Documents are hereby amended as follows:

1. The term "Maturity Date" shall mean February 28, 1998.

2. The "Line Fee" for the period ending shall be $2,083.33. Customer hereby authorizes and directs MLBFS to charge said amount to the WCMA Account No. 231-07T10 on or at any time after the Effective Date.

3. The following locations are now additional "Locations of Tangible
Collateral":

        1076 N. El Camino Real, Encinitas, CA 92024-1320
        620 W. Francisco Blvd. San Rafael, CA 94901
        4765 FM 1960 West, Suite H, Houston, TX 77069
        25550 North The Old Road, Valencia, Ca 91381
        2267 S. Stemmons Fwy, #604, Lewisville, TX 75067

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreement providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Barbeques Galore, Inc.
January 20, 1998
Page No. 2


Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (i) no default or Event of Default has occurred and is continuing under the Loan Documents; (ii) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (iii) neither Customer nor any of said Guarantors has any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (iv) neither Customer nor any of said Guarantors has any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; (ii) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof; (iii) 11/30/97 store-by-store income statements; (iv) updated UCC-1 filings on new stores; and (v) to the extent applicable, MLBFS shall have entered such amendments and agreements in its computer system (which MLBFS agrees to do promptly after the receipt of such executed duplicate copy). Notwithstanding the foregoing, if for any reason other than the sole fault of MLBFS the Effective Date shall not occur within 14 days from the date of this Letter Agreement, then all of said amendments and agreements herein will, at the sole option of MLBFS, be void.

MLBFS requests that as soon as feasible Customer furnish to MLBFS the following item (however, the Effective Date of this Letter Agreement is not conditioned upon the receipt of the such item):

        Final Copy of The Galore Group (U.S.A.), Inc.'s Audited Financial Statements for FYE 1/31/97.

Very truly yours,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.



By:   /s/ Heather Wise
   -----------------------------------------
      Heather Wise
      Credit Services Account Manager

Barbeques Galore, Inc.
January 20, 1998
Page No. 3



Accepted:

BARBEQUES GALORE, INC.


By:              Kevin Ralphs
   -----------------------------------

Printed Name:    Kevin Ralphs
             -------------------------

Title:               C.F.O.
      --------------------------------



Approved:

THE GALORE GROUP (U.S.A.), INC.


By:              Kevin Ralphs
   -----------------------------------

Printed Name:    Kevin Ralphs
             -------------------------

Title:               C.F.O.
      --------------------------------



POOL PATIO'N THINGS, INC.


By:              Kevin Ralphs
   -----------------------------------

Printed Name:    Kevin Ralphs
             -------------------------

Title:               C.F.O.
      --------------------------------


                                                                                        THIS STATEMENT IS PRESENTED TO A FILING
                                                                                        OFFICER FOR FILING PURSUANT TO THE
                                                                                        UNIFORM COMMERCIAL CODE.
                                                                                    ---------------------------------------------
                                                                                    11. [_] CHECK TO REQUEST SAME DEBTOR
                                                                                    SEARCH CERTIFICATE (INSTRUCTION B.11)
---------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR (IF PERSONAL) LAST NAME                   FIRST NAME             M.I           1A. PREFIX         1B. SUFFIX
Barbeques Galore, Inc.
---------------------------------------------------------------------------------------------------------------------------------
1C. MAILING ADDRESS                                             1D. CITY, STATE                             1E. ZIP CODE
5041 Bake Parkway, Suite A                                      Irvine, CA                                  92718
---------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME        FIRST NAME             M.I.          2A. PREFIX         2B. SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS                                             2D. CITY, STATE                             2E. ZIP CODE

---------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY (IF PERSONAL) LAST NAME            FIRST NAME             M.I.
Merrill Lynch Business Financial Services Inc.
---------------------------------------------------------------------------------------------------------------------------------
3A. MAILING ADDRESS                                             3B. CITY, STATE                             3C. ZIP CODE
33 West Monroe, 22nd Floor                                      Chicago, IL                                 60603
---------------------------------------------------------------------------------------------------------------------------------
4. ADDITIONAL SECURED PARTY (IF ANY)

---------------------------------------------------------------------------------------------------------------------------------
4A. MAILING ADDRESS                                             4B. CITY, STATE                             4C. ZIP CODE

---------------------------------------------------------------------------------------------------------------------------------
5. ORIGINAL FINANCING STATEMENT NUMBER      5A. ORIGINAL DATE FILED           6. CHECK           THIS FINANCING STATEMENT CHANGE
104243                                      5/29/97                              IF              IS TO BE FILED IN THE REAL ESTATE
                                                                                 APPLICABLE [ ]  RECORDS. NO. OF ADDITIONAL SHEETS
                                                                                                 PRESENTED      1
---------------------------------------------------------------------------------------------------------------------------------
7.  A.  [ X ]  AMENDMENT - THE FINANCING STATEMENT IS AMENDED AS SET FORTH IN ITEM 8 BELOW. (INSTRUCTION 8.7(A))
---------------------------------------------------------------------------------------------------------------------------------
    B.         TOTAL ASSIGNMENT - ALL OF SECURED PARTY'S RIGHTS UNDER THE FINANCING STATEMENT HAVE BEEN ASSIGNED TO THE
        [   ]  ASSIGNEE WHOSE NAME AND ADDRESS ARE SET FORTH IN ITEM 8 BELOW. (INSTRUCTION 8.7(B))
---------------------------------------------------------------------------------------------------------------------------------
    C.         PARTIAL ASSIGNMENT - SOME OF SECURED PARTY'S RIGHTS HAVE BEEN ASSIGNED TO THE ASSIGNEE SHOWN IN ITEM 8 BELOW.
        [   ]  (INSTRUCTION 8.7(C))
---------------------------------------------------------------------------------------------------------------------------------
    D.  [   ]  CONTINUATION - THE ORIGINAL STATEMENT IS STILL EFFECTIVE. (INSTRUCTION 8.7(D))
---------------------------------------------------------------------------------------------------------------------------------
    E.  [   ]  TOTAL RELEASE - THE SECURED PARTY RELEASES ALL OF THEIR INTEREST IN THE COLLATERAL (INSTRUCTION 8.7(E))
---------------------------------------------------------------------------------------------------------------------------------
    F.  [   ]  PARTIAL RELEASE - THE SECURED PARTY RELEASES THE FOLLOWING COLLATERAL DESCRIBED IN ITEM 8 BELOW.
               (INSTRUCTION 8.7(F))
---------------------------------------------------------------------------------------------------------------------------------
    G.  [   ]  TERMINATION - THE SECURED PARTY(IES) OR RECORD NO LONGER CLAIMS A SECURITY INTEREST AND THE FINANCING STATEMENT IS
               TERMINATED. (INSTRUCTION 8.7(G))
---------------------------------------------------------------------------------------------------------------------------------
8.  The collateral is hereby amended to include Exhibit A:



                                                                                CSC#/M000023/98-000185/1/1 TX: Texas SOS
---------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE(S)    Barbeques Galore, Inc.                                       THIS SPACE FOR USE OF FILING OFFICER
   OF                                    By:  /s/ K. Ralphs C.F.O.              (DATE, TIME, NUMBER, FILING OFFICER)
   DEBTOR(S)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
   SIGNATURE(S)    Merrill Lynch Business Financial Services Inc.
   OF
   SECURED PARTY(IES)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
10. Return copy to:



NAME            CSC NETWORKS/PHL&FS
ADDRESS         1013 Centre Rd.
CITY            Wilmington, DE 18905-1297
STATE
ZIP
---------------------------------------------------------------------------------------------------------------------------------
                                STANDARD FORM - FORM UCC-3 (REV. 9/1/92) COPYRIGHT 1992 OFFICE OF THE SECRETARY OF STATE OF TEXAS
                                                                 REORDER FROM: CSC Networks, 500 Central Avenue, Albany, NY 12206
(1) Filing Officer Copy-Numerical

                                  EXHIBIT A
                                  ---------


Locations of tangible collateral shall now mean:

Arlington                       Plano
---------                       -----
Coopers Street Plaza            1801 Preston Road, Suite A
4605 S. Cooper Street           Plano, TX 75093
Arlington, TX 76017             (972) 735-8185
(817) 467-4900

University Park                 Westheimer
---------------                 ----------
4360 Lovers Lane                Mariner Village/Miracle Mile
Dallas, TX 75205                6429 Westheimer
(214) 696-0030                  Houston, TX 77057
                                (713) 953-7030

Grapevine                       Fountains
---------                       ---------
1419 State Hwy. 114 West        11355 Fountain Lakes Drive
Suite 412                       Stafford, TX 77477
Grapevine, TX 76051             (281) 494-9800
(817) 421-9052

Austin                          University Park
------                          ---------------
9333 Rescarch Blvd.             4360 Lovers Lane
Bldg. C, Suite 200              Dallas, TX 75225
Austin, TX 78759                (214) 696-0030
(512) 345-1146

San Antonio                     Champions
-----------                     ---------
327 NW Loop 410, Suite 101      4765 FM 1960 West, Suite H
San Antonio, TX 78216           Houston, TX 77069
(210) 375-2070                  (281) 880-9291

Lewisville
----------
2267 S. Stemmons Fwy, #604
Lewisville, TX 75067
(972) 315-3364

All Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Debtor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, and all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds).

In accordance with the terms of a certain Loan Agreement between Debtor and Secured Party, Debtor has agreed that except for certain "Permitted Liens" (as defined in said Loan Agreement), Debtor will not further encumber any of the above property without the prior written consent of Secured Party.